INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Expenses Benefit [Abstract]
Income Tax Disclosure [Text Block]
6. INCOME TAXES

As of December 31, 2013, the Company had net operating loss carry forwards of $1,321,954 and that may be available to reduce future years’ taxable income through 2033. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

Components of net deferred tax assets, including a valuation allowance, are as follows at December 31:
	2013	2012
Deferred tax assets:
Net operating loss carry forward	$462,684	$99,987
Less: valuation allowance	(462,684)	(99,987)
Net deferred tax assets	$-	$-

In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of December 31, 2013.